Other Current and Non-Current Assets - Schedule of Other Current Assets (Details) - USD ($)		Dec. 31, 2018	Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Advances to unrelated-parties	[1]	$ 3,223,897	$ 2,244,348
Receivable from sale of the deposit of the land use right	[2]	2,911,567	3,323,843
Advances to employees		65,258	53,025
Subsidy income receivable(VAT)			147,632
Other current assets		104,000	85,944
Total		$ 6,304,722	$ 5,854,792

[1]	The advances to unrelated parties for business development, and are non-interest bearing and due on demand.
[2]	The Company planned to purchase land use rights in Dongguan City for expansion of operations in manufacturing and office building in 2010. Under the terms of the purchase agreement with Dongguan Fenggang Municipal Government (the"Local Government"), IST paid approximately $14.0 million (RMB 90.8 million) in total with the Local Government as security deposit for purchase of land use rights, which was refundable, if the Company was to terminate the agreement. In September 2016, the Company terminated the purchase agreement because of the shift of the Company's business strategy and transformation of the Company's business. The Company sold deposit receivable of approximately $13.0 million (RMB 90.2 million) without recourse to an unrelated party, Dongguan Dongyi Industrial Co., Ltd. ("Dongyi"), in a consideration of approximately $10.4 million (RMB 72.2 million) with an installment payment plan which runs through December 31, 2019. For the years ended December 31, 2018, 2017 and 2016, the Company received approximately $3.5 million, $3.3 million and $1.0 million from Dongyi, respectively. The transaction was governed by FASB ASC 860-20, Sales of Financial Assets. The Company recognized and recorded a loss of approximately $2.7 million from the sale in the consolidated statement of operations for the year ended December 31, 2016.